Pioneer
India
Fund
Annual Report
October 31, 1995

Pioneer India Fund
Dear Shareowners,

Pioneer India Fund completed its first full fiscal year on October 31, 1995. The past 12 months were rather tumultuous for emerging markets as a group, including India. On the back of 1994's rising U.S. interest rates came the devaluation of the Mexican peso in December and the subsequent lack of confidence in Latin American economies and markets. January's earthquake in Kobe, Japan further destabilized emerging markets in Asia and other corners of the world. In other words, it was a troubled period for young stock markets and developing economies as these events, and others, turned global investors toward more stable and developed areas, particularly the United States.

                             HOW YOUR FUND PERFORMED

The stock markets in India were swept along with the tide of emerging markets. Pioneer India Fund's performance was also affected, although the Fund's 12-month total return was higher than all but one of the 14 other open-end India Equity funds tracked for the year by Micropal, an independent fund reporting service. We would like to take this opportunity, however, to remind you that successful investors in emerging stock markets hold to their long-term goals, rather than allow themselves to be swayed by short-term results.

We report the following performance for Pioneer India Fund:

                                                      CLASS A SHARES

o The Fund's net asset value was $8.47 on October 31, 1995, versus $9.18 at the midpoint of its fiscal year on April 30 and $11.28 on October 31, 1994.

o   Shareowners received an income dividend of $0.018 in December 1994.

o The Fund posted a total return of (24.78%) for the fiscal year, based on net asset value and assuming reinvestment of the distribution at net asset value. Based on the maximum public offering price, total return for the year was -29.12%.

                                 CLASS B SHARES

o The Fund's net asset value was $8.39 on October 31, 1995, versus $9.13 at the midpoint of its fiscal year on April 30 and $11.24 on October 31, 1994.

o   Shareowners received an income dividend of $0.006 in December 1994.

o The Fund posted a total return of (25.31%) for the fiscal year, assuming reinvestment of the distribution and that shares were held throughout the year. If shares were sold, and the maximum contingent deferred sales charge paid, total return for the year was (28.30%).

For additional performance information, please turn to pages 4 and 5.

                  A YEAR OF GROWING PAINS AND SIGNS OF PROGRESS

As with many developing markets, India's economy is evolving in a number of important political and economic ways. During the course of the past year, there were a number of disruptions on the political front, always a possibility in a developing market. The ruling Congress Party experienced setbacks, beginning with state elections in November 1994, which unnerved many investors. We expect the uncertainty will diminish when national elections are held in May or June of 1996. Investors were also disheartened by another politically related event, the state of Maharashtra's cancellation of the Enron Power Project, a large, high-profile foreign direct investment project undertaken by Enron Corporation of the United States. All of this discouraged foreign investors interested in India, directly and indirectly undermining the enthusiasm of local investors.

Monetary policies and conditions also temporarily hurt stock prices. We witnessed higher interest rates due to higher inflation, and increased government borrowing, which crowded-out private-sector borrowers. In addition, the rupee depreciated some 10% against the U.S. dollar since August. In the short run this has eroded the value of the Fund's investments; in the longer term it should help Indian corporations maintain their cost-competitiveness versus foreign companies, which should ultimately translate into higher earnings and stock prices. The rupee, like currencies of many emerging markets, had been very stable since 1992, due in part to the extraordinary capital flows into emerging markets, including India. It was to be expected that a creeping devaluation would resume once those flows slowed. We were a bit surprised at how quickly the adjustment occurred in India, but we expect that with the Reserve Bank of India now intervening to stabilize the rupee, it will exhibit a gradual decline of 3% to 4% annually.

Other developments further support our continued enthusiasm for India. We believe that the reintroduction of the Badla system (i.e., forward trading on credit), and the prospect of a new central depository to enable scripless trading in securities are both signs of careful progress toward improved market conditions. The Securities Exchange Board of India (SEBI) has taken a number of other measures to ensure that Indian stock markets are fair and equitable places to invest. The creation of a central depository will enable scripless trading, which will enhance liquidity and ultimately attract more global institutional investors to the Indian markets. We applaud SEBI's efforts and encourage them to carry on with capital market reforms.

                         HOW WE MANAGED YOUR INVESTMENT

The Fund's objective is to provide shareowners with capital growth by investing in stocks of companies located or doing business in India. Over the past year, investments have taken several forms: global depositary receipts (GDRs), which trade in Luxembourg and London in lieu of actual stock certificates; direct investments in Indian companies via Indian stock markets; and direct investments in companies doing business in India. Our strategy in 1995 was to take advantage of the Fund's investment flexibility as much as possible so we could capture attractive buying opportunities without sacrificing the liquidity that is so important when managing a portfolio invested in emerging markets.

When GDRs were trading at substantial discounts to the local underlying Indian stocks at the beginning of the year, we heavily weighted the portfolio in GDRs. When some of the GDRs began trading at a premium in July and August, we sold them and instead bought the local stocks, increasing the Fund's direct exposure to the Indian market. This ability to move between the GDR and stock markets helps us maintain the Fund's exposure to a company, while at the same time giving us an opportunity to invest in that company at the best price we can. We carefully evaluate these portfolio shifts, however, since there are transaction costs associated with moving from one form to the other, as well as tax implications to which we are very sensitive. On October 31, 34% of the Fund's portfolio was invested in GDRs and 48% was invested in local markets, compared to 45% and 34% one year ago, respectively. In keeping with our move to increase direct exposure to local markets, we reduced the Fund's investments in convertible corporate bonds from 18% at the beginning of the fiscal year to 7% at its close.

We also added investments in a number of companies that are based outside of India, but that are involved in direct Indian investments. These firms include Korea Mobile Telecom, Champion Technology and Peregrine Investments. This diversification has paid off quite well so far. However, with the Indian market having fallen off substantially, we plan to reduce foreign holdings and continue increasing direct exposure to India. The other major portfolio shift occurred in the Fund's cash position, which was as high as 25% of assets early in the fiscal year. Although it provided something of a cushion for the Fund as Indian stock markets declined, when we felt the overall fundamentals for India improved, we started increasing the Fund's exposure to local stocks and decreasing the cash position, which stood near 10% by the end of October.

                               EMPHASIS ON VALUE

No matter the form -- GDR, local stock or foreign stock -- our investment approach is focused on discovering value. We look for companies with strong balance sheets, good cash flows, strong product and market positions, and experienced management. We particularly like companies whose stock price is lower than what we believe the company is worth, today and in the future, considering our evaluation of its growth potential.

There are quite a few stocks that we think are attractively valued today. Some of our favorites for your Fund include Raymond, one of your Fund's largest positions, a blue-chip company and manufacturer of premium woolen textiles and cement. We expect it to further strengthen its share of both markets through expansion and development of relationships with major international companies. Currently, Raymond trades at a price/earnings ratio of 13 times estimated 1996 earnings, with estimated earnings growth of 25%, making it a bargain in our view. We also like the petroleum refining sector which, when deregulated, could see a near doubling of profits for existing players. Fund holdings in this group include Hindustan Petroleum and Bharat Petroleum. Both have an extensive marketing network throughout India which should help shield them from international competition. We also like the power sector, and the Fund holds Calcutta Electric and Supply Co., and Tata Electric Cos.

                                 LOOKING AHEAD

Going forward, we believe that most of the past year's setbacks have already been figured into Indian stock prices. As a result, we are seeing a number of attractively valued stocks. As the 1996 election approaches, most observers expect some level of populist measures (i.e., government spending) to stimulate the economy, which could spark a stock market rally. India's economic fundamentals are still very strong, and the long-term reform program remains intact. Accordingly, we continue to be bullish on India as a compelling investment opportunity. We expect that with elections out of the way by mid-1996, the government machinery will continue its program of liberalization, regardless of the political party that comes to power.

We continue to believe that long-term investors in India will be rewarded, and hope that you will persevere through the short-term market disappointments we have seen so that you will have an opportunity to benefit from the ultimate growth we expect for India.

The following pages include the Fund's audited portfolio and financial statements as of October 31, 1995. If you have any questions about your investment in Pioneer India Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Thank you for your support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer India Fund
December 8, 1995

                         GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer India Fund Class A shares at public offering price, compared to the growth of the MSCI Emerging Markets -- Asia Free Index+.


[Chart of Class A Shares]








 The Morgan Stanley Capital International (MSCI) Emerging Markets -- Asia Free Index is an unmanaged, capitalization-weighted measure of 468 securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+Index comparisons begin June 30, 1994.

 Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer India Fund Class B shares, compared to the growth of the MSCI Emerging Markets -- Asia Free Index+.

[CHART OF CLASS B SHARES]




 The Morgan Stanley Capital International (MSCI) Emerging Markets -- Asia Free Index is an unmanaged, capitalization-weighted measure of 468 securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses.

*Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.

+Index comparisons begin June 30, 1994.

 Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIONEER INDIA FUND
SCHEDULE OF INVESTMENTS
October 31, 1995


   PRINCIPAL
     AMOUNT                                                              VALUE
   ---------                                                             -----

               INVESTMENT IN SECURITIES -- 91.9%
               DEBENTURES -- 7.2%
$    400,000   Ballarpur Industries, Conv., 4.00%, 4/1/99 ........ $    377,500
     230,000   Essar Gujurat, Conv., 5.50%, 8/5/98 ...............      228,275
     400,000   Tata Iron & Steel Co., Conv., 2.25%, 4/1/99 .......      370,000
                                                                   ------------

               TOTAL DEBENTURES (Cost $1,19,163)                   $   975,775
                                                                   ------------

               COMMON STOCKS--84.2%
   SHARES      BASIC INDUSTRIES--13.5%
-----------
               CHEMICALS--6 8%
      50,000   EID Parry, Ltd.(G.D.R.) ........................... $    181,250
      42,100   IG Petrochemicals, Ltd. ...........................       68,320
     168,400   Indo Gulf Fertilizers, Ltd. (G.D.R.) ..............      246,285
      50,000   Southern Petrochemical Industries Corp., Ltd. (G.D       340,000
      22,700   Thirumalai Chemicals, Ltd. ........................       91,596
                                                                   ------------
                                                                   $    927,451
                                                                   ------------

               IRON & STEEL -- 0.6%
     250,000   Jindal Vijayanagar Steel, Ltd.* ................... $     78,582
                                                                   ------------
               METALS & MINING -- 5.3%
       5,900   Hindalco Industries, Ltd. ......................... $    168,719
      50,400   Indian Aluminum Co., Ltd. .........................      287,368
     400,000   National Aluminum Co., Ltd. .......................      260,234
                                                                   ------------

                                                                   $    716,321
                                                                   ------------
               PAPER PRODUCTS -- 0.8%
      35,500   Seshasayee Paper & Boards, Ltd. ................... $    108,472
                                                                   ------------
               TOTAL BASIC INDUSTRIES                              $  1,830,826
                                                                   ------------
               CAPITAL GOODS --  8.0%
               CONSTRUCTION, BUILDING MATERIALS & ENGINEERING -- 2.3%
     101,000   Alsa Construction & Housing, Ltd. ................. $     95,980
       9,000   Larsen & Toubro, Ltd. .............................       71,316
     250,000   Prism Cement, Ltd.* ...............................       67,617
      19,590   Unitech, Ltd. .....................................       73,892
                                                                   ------------
                                                                   $    308,805
                                                                   ------------
               MACHINERY -- 0.1%
       3,500   Veejay Lakshmi Engineering, Ltd. .................. $     13,202
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
SCHEDULE OF INVESTMENTS
October 31, 1995 (continued)

     SHARES                                                              VALUE
   ---------                                                             -----

               PRODUCER GOODS -- 5.6%
      75,000   Cosmo Films, Ltd. ................................. $    309,211
      45,000   Jain Irrigation Systems, Ltd. (G.D.R.) ............      146,250
      58,050   Premier Instruments and Controls, Ltd. ............      305,526
                                                                   ------------
                                                                   $    760,987
                                                                   ------------
               TOTAL CAPITAL GOODS                                 $  1,082,994
                                                                   ------------

               CONSUMER DURABLES -- 4.6%
               CONSUMER DURABLES -- 1.7%
       2,600   BPL, Ltd. ......................................... $      6,652
      45,000   Videocon International, Ltd. (G.D.R.) .............      111,938
      50,000   TTK Prestige, Ltd. ................................      108,187
                                                                   ------------
                                                                   $    226,777
                                                                   ------------
               MOTOR VEHICLES -- 2.9%
      18,000   Suzuki Motor Co., Ltd. ............................ $    181,329
      72,400   LML, Ltd.* ........................................      220,164
                                                                   ------------
                                                                   $    401,493
                                                                   ------------
               TOTAL CONSUMER DURABLES                             $    628,270
                                                                   ------------
               CONSUMER NON-DURABLES -- 13.5%
               AGRICULTURE & FOOD -- 0.8%
       4,400   Balarampur Chini Mills, Ltd. ......................       21,871
      41,000   KCP, Ltd. .........................................       85,117
         225   Tata Tea, Ltd. ....................................        2,322
                                                                   ------------
                                                                   $    109,310
                                                                   ------------
               TEXTILES/CLOTHES -- 12.7%
      93,100   Arvind Mills, Ltd. (G.D.R.) ....................... $    366,814
       3,800   Garden Silk Mills, Ltd.* ..........................        4,111
      28,300   Garden Silk Mills, Ltd. (G.D.R.)* .................      139,731
       5,000   Raymond, Ltd. .....................................       40,789
      40,000   Raymond, Ltd. (G.D.S.) 144A .......................      647,500
      79,700   Sanghi Polyesters, Ltd. 144A ......................      239,299
      88,500   SIV Industries, Ltd.(G.D.R.) ......................      287,625
                                                                   ------------
                                                                   $  1,725,869
                                                                   ------------
               TOTAL CONSUMER NON-DURABLES ....................... $  1,835,179
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
SCHEDULE OF INVESTMENTS
October 31, 1995 (continued)

     SHARES                                                              VALUE
   ---------                                                             -----
               ENERGY -- 7.4%
               OIL REFINING & DRILLING -- 4.6%
      10,500   Bharat Petroleum Corp., Ltd. ...................... $     74,298
      16,000   Hindustan Petroleum Corp., Ltd. ...................      143,626
      30,000   Hindustan Petroleum Corp., Ltd.+ ..................      131,579
      14,000   Indian Petrochemical Corp., Ltd. (G.D.S.) .........      162,750
      28,200   Indian Petrochemical Corp., Ltd. ..................      104,719
         100   Oil & Natural Gas Commission, Ltd. ................          623
         308   Oil & Natural Gas Commission, Ltd. (New) ..........        1,918
                                                                   ------------
                                                                   $    619,513
                                                                    ------------
               OIL SERVICES -- 2.8%
      16,000   Enron Global Power & Pipelines .................... $    386,000
                                                                   ------------
               TOTAL ENERGY                                        $  1,005,513
                                                                   ------------
               FINANCIAL -- 5.8%
               COMMERCIAL BANKS -- 1.6%
      34,500   State Bank of India, Ltd. ......................... $    215,373
                                                                   ------------
               FINANCE / MISCELLANEOUS -- 4.2%
      31,300   20th Century Finance Corp., Ltd.* ................. $     47,591
      73,300   Industrial Credit & Investment Corp. of India, Ltd.      206,826
     249,000   Peregrine Investments Holdings, Ltd. ..............      317,220
                                                                   ------------
                                                                   $    571,637
                                                                   ------------
               TOTAL FINANCIAL                                     $    787,010
                                                                    ------------

               SERVICES -- 7.3%
               HOTEL/RESTAURANT -- 2.2%
       2,000   East India Hotels, Ltd. ........................... $     30,292
      14,500   Indian Hotels Ltd. (G.D.R.) .......................      268,250
                                                                   ------------
                                                                   $    298,542
                                                                   ------------
               PHARMACEUTICALS -- 3.2%
      54,000   Dr. Reddy's Laboratories, Ltd. (G.D.R.) ........... $    436,725
                                                                   ------------
               TELECOMMUNICATION NETWORKS -- 1.9%
   2,001,000   Champion Technology Holdings ...................... $    258,805
                                                                   ------------
               TOTAL SERVICES                                      $    994,072
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
SCHEDULE OF INVESTMENTS
October 31, 1995 (continued)

     SHARES                                                              VALUE
   ---------                                                             -----
               TECHNOLOGY -- 0.6%
               SOFTWARE -- 0.6%
      50,000   Nucleus Software Exports, Ltd.* ................... $     87,719
                                                                   ------------
               TOTAL TECHNOLOGY                                    $     87,719
                                                                   ------------

               TRANSPORTATION -- 2.7%
               SHIPS & SHIPPING -- 2.7%
      41,200   Great Eastern Shipping Co., Ltd. (G.D.R.) ......... $    363,178
                                                                   ------------
               TOTAL TRANSPORT                                     $    363,178
                                                                    ------------

               UTILITIES -- 10.9%
               ELECTRIC UTILITY -- 5.5%
     137,400   Calcutta Electric and Supply Co., Ltd. (G.D.R.) ... $    419,070
       1,000   Tata Electric Companies, Ltd. (G.D.R.) ............      327,500
                                                                   ------------
                                                                   $    746,570
                                                                   ------------
               TELECOMMUNICATIONS -- 5.4%
      56,000   Gujurat Optical Communications* ................... $     22,924
      10,000   Korea Mobile Telecommunications Corp. (G.D.S.) ....      367,500
      30,000   Mahanagar Telephone Nigam, Ltd.* ..................      138,596
      15,000   Telephone Cables, Ltd. ............................       16,228
      32,500   Usha Beltron, Ltd. (G.D.R.) 144A ..................      114,156
      15,000   Usha Beltron, Ltd. (G.D.R.) .......................       52,688
       5,000   Vindhya Telelink, Ltd. ............................       20,760
                                                                   ------------
                                                                   $    732,852
                                                                   ------------
               TOTAL UTILITIES                                     $  1,479,422
                                                                   ------------

               MISCELLANEOUS -- 9.9%
               CONGLOMERATES & HOLDINGS -- 9.9%
      24,000   Grasim Industries, Ltd. ........................... $    423,860
      13,000   Indian Rayon & Industries, Ltd. (G.D.S.) ..........      153,562
      12,000   Indian Rayon & Industries, Ltd. (G.D.R.) ..........      141,750
      75,000   JK Corp., Ltd. (G.D.R.) 144A ......................      239,250
      25,000   Reliance Industries, Ltd. (G.D.R.) ................      390,500
                                                                   ------------
               TOTAL MISCELLANEOUS ............................... $  1,348,922
                                                                   ------------
               TOTAL COMMON STOCKS (Cost $15,989,517)              $ 11,443,105
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
SCHEDULE OF INVESTMENTS
October 31, 1995 (continued)

     SHARES                                                              VALUE
   ---------                                                             -----
               WARRANTS -- 0.5%
      10,000   Tata Engineering and Locomotive Co.,
                  Ltd. (G.D.R.) .................................. $     60,250
      14,500   SIV Industries, Ltd. (G.D.R.) .....................        2,175
                                                                   ------------
               TOTAL WARRANTS (Cost $70,950)                       $     62,425
                                                                   ------------
               TOTAL INVESTMENT IN SECURITIES
                 (Cost $17,379,630) (a) (b)......................  $ 12,481,305
                                                                   ------------


 PRINCIPAL
   AMOUNT      TEMPORARY CASH INVESTMENT -- 8.1%
-------------
  $1,100,000   Repurchase agreement with Chase Manhattan Bank,
                 dated 10/31/95, bearing 5.83%, to be repurchased
                 at $1,100,000 plus accrued interest on 11/1/95,
                 collateralized by $1,071,000 U.S. Treasury Note,
                 bearing 7.25%, due 2/15/98......................  $  1,100,178
                                                                   ------------
               TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $1,100,000)...............................  $  1,100,178
                                                                   ------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENT -- 100.0% (Cost $18,479,630)       $ 13,581,483
                                                                   ============

    + Partly-paid security--additional subscription payments of INR 85.00/share will be required on December 15, 1995. Future subscription payments thereafter may be required upon company's discretion.

    * Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1995, the value of these securities amounted to $1,240,205 or 8.6% of total net assets.

  (a) At October 31, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $17,379,630 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost ................ $    364,221
      Aggregrate gross unrealized loss for all investments in which
        there is an excess of tax cost over value ................   (5,262,546)
                                                                   ------------
      Net unrealized loss                                          $ (4,898,325)
                                                                   ============
  (b) At October 31, 1995, the Fund had a capital loss carry forward of $737,343 which will expire between 2002 and 2003 if not utilized.


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1995 aggregated $9,567,962 and $6,570,335, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER INDIA FUND
BALANCE SHEET
October 31, 1995

ASSETS:
Investment in securities, at value (including temporary cash investments of $1,100,178) (cost $18,479,630;
     see Schedule of Investments and Note 1) ..................... $ 13,581,483
Foreign currencies, at value (Note 1) ............................      676,441
Cash .............................................................       99,822
Receivables --
     Investment securities sold ..................................      228,065
     Trust shares sold ...........................................       38,389
     Dividends, interest and foreign taxes withheld (Note 1) .....       28,168
Other ............................................................        3,521
                                                                   ------------
Total assets ..................................................... $ 14,655,889
                                                                   ------------
LIABILITIES:
Payables --
     Investment securities purchased ............................. $    187,772
     Trust shares repurchased ....................................       64,320
Accrued expenses (Notes 2, 3 and 4) ..............................       15,501
                                                                   ------------
Total liabilities ................................................ $    267,593
                                                                   ------------

NET ASSETS:
Paid-in capital (Note 1) ......................................... $ 20,018,796
Accumulated net realized loss on investments and foreign
     currency transactions .......................................     (737,343)
Net unrealized loss on investments (Note 1) ......................   (4,898,325)
Net unrealized gain on forward foreign currency contracts
     and other assets and liabilities denominated in
     foreign currencies (Note 1) .................................        5,168
                                                                   ------------
Total net assets ................................................. $ 14,388,296
                                                                   ============
NET ASSET VALUE PER SHARE:
Class A -- (based on $8,397,561 / 991,672 shares of beneficial interest outstanding -- unlimited number of
     shares authorized) ..........................................        $8.47
                                                                          =====
Class B -- (based on $5,990,735 / 713,880 shares of beneficial interest outstanding -- unlimited number of
     shares authorized) ..........................................        $8.39
                                                                          =====
MAXIMUM OFFERING PRICE:
Class A ..........................................................        $8.99
                                                                          =====

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1995

INVESTMENT INCOME (NOTE 1):
 Dividends (net of foreign taxes withheld of $16,424) ...........  $    100,803
 Interest .......................................................       244,236
                                                                   ------------
   Total investment income ......................................  $    345,039
                                                                   ------------
EXPENSES:
 Management fees (Note 2) .......................................  $    201,379
 Distribution fees (Note 4)
   Class A ......................................................        21,507
   Class B ......................................................        65,619
Transfer fees (Note 3)
   Class A ......................................................        56,726
   Class B ......................................................        38,037
 Registration fees ..............................................        25,100
 Professional fees ..............................................        61,982
 Accounting (Note 2) ............................................       149,407
 Custodian fees .................................................        64,592
 Printing .......................................................        10,220
 Fees and expenses of nonaffiliated trustees ....................         6,719
 Miscellaneous ..................................................        21,318
                                                                   ------------
   Total expenses ...............................................  $    722,606
   Less fees paid indirectly (Note 5) ...........................        (5,484)
   Less management fees waived and expenses assumed by
     Pioneering Management Corporation (Note 2) .................      (308,065)
                                                                   ------------
   Net expenses .................................................  $    409,057
                                                                   ------------
     Net investment loss ........................................  $    (64,018)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
    Investments (Note 1) ...........................$   (621,257)
    Forward foreign currency contracts and other
      assets and liabilities denominated in
      foreign currencies (Note 1) ..................     (64,915)  $   (686,172)
                                                    ------------   ------------
  Net unrealized gain (loss) from:
    Change in net unrealized loss on investments
      (Note 1)......................................$ (3,946,186)
    Change in net unrealized gain on forward
      foreign currency contracts and other
      assets and liabilities denominated in
      foreign currencies (Note 1) ..................       5,168     (3,941,018)
                                                    ------------   ------------
  Net loss on investments and foreign
      currency transactions.........................               $ (4,627,190)
                                                                   ------------
  Net decrease in net assets resulting
      from operations ..............................               $ (4,691,208)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1995 and for the Period Ended October 31, 1994*


                                                                                                   YEAR ENDED        PERIOD ENDED
                                                                                                OCTOBER 31,1995    OCTOBER 31,1994*
                                                                                                ---------------   -----------------
FROM OPERATIONS:
   Net investment income (loss)  ................................................................   $    (64,018)   $     21,258
   Net realized loss on investments and foreign currency transactions ...........................       (686,172)       (116,086)
   Change in net unrealized loss on investments and foreign currency transactions ...............     (3,941,018)       (952,139)
                                                                                                    ------------    ------------
     Net decrease in net assets resulting from operations .......................................   $ (4,691,208)   $ (1,046,967)
                                                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A ($0.02 and $0.00 per share, respectively) ..........................................   $    (18,504)   $    --
     Class B ($0.01 and $0.00 per share, respectively) ..........................................         (3,795)        --
                                                                                                    ------------    ------------
       Decrease in net assets resulting from distributions to shareholders ......................   $    (22,299)   $    --
                                                                                                    ------------    ------------
FROM TRUST SHARE TRANSACTIONS:
   Net proceeds from sale of shares .............................................................   $ 10,164,408    $ 18,773,141
   Net asset value of shares issued to shareholders in reivestment of dividends .................         17,182         --
   Cost of shares repurchased ...................................................................     (8,608,922)     (1,197,039)
                                                                                                    ------------    ------------
     Increase in net assets resulting from trust share transactions .............................   $  1,572,668    $ 17,576,102
                                                                                                    ------------    ------------
     Net (decrease) increase in net assets ......................................................   $ (3,140,839)   $ 16,529,135

NET ASSETS:
   Beginning of period ..........................................................................     17,529,135       1,000,000
                                                                                                    ------------    ------------
   End of period (including accumulated undistributed net investment income of
     $0 and $21,258, respectively) ..............................................................   $ 14,388,296    $ 17,529,135
                                                                                                    ============    ============

                                                                     FOR THE YEAR ENDED             FOR THE PERIOD ENDED
                                                                      OCTOBER 31, 1995                OCTOBER 31, 1994*
                                                                 ----------------------------     ----------------------
                                                                   SHARES           AMOUNT             SHARES              AMOUNT
                                                                   ------           ------             ------              ------
CLASS A
   Shares sold ............................................        616,544        $ 5,912,785         1,026,726        $ 12,289,665
   Shares issued to shareholders in reinvestment
  of distributions ........................................          1,439             14,695             --                   --
   Less shares repurchased ................................       (641,099)        (6,139,994)          (77,155)           (913,861)
                                                                  --------         ----------           -------            --------
   Net increase (decrease) ................................       (23,116)        $  (212,514)          949,571        $ 11,375,804
                                                                  =======         ===========           =======        ============
                                                                                                                       ____________
CLASS B
   Shares sold ............................................        435,995        $ 4,251,623           543,869        $  6,483,476
   Shares issued to shareholders in reinvestment
  of distributions ........................................            244              2,487             --                   --
   Less shares repurchased ................................       (263,505)        (2,468,928)          (24,462)           (283,178)
                                                                  --------         ----------           -------            --------
   Net increase ...........................................        172,734        $ 1,785,182           519,407        $  6,200,298
                                                                  ========        ===========           =======        ============

*The Fund commenced operations on June 23, 1994.

   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
For the Year ended October 31, 1995
and the Period From June 23, 1994 (Commencement of Operations) to October 31, 1994

                                                                                              YEAR ENDED             YEAR ENDED
                                                                                              OCTOBER 31,            OCTOBER 31,
                                                                                                 1995                   1994+
                                                                                             ------------            -----------
CLASS A
Net asset value, beginning of period .............................................             $  11.28               $  11.50
                                                                                               --------               --------
Increase (decrease) from investment operations:
   Net investment income (loss) ..................................................             $  (0.01)              $   0.04
   Net realized and unrealized loss on investments and
     foreign currency related transactions .......................................                (2.78)                 (0.26)
                                                                                               --------               --------
     Total decrease from investment operations ...................................             $  (2.79)              $  (0.22)
Distribution to shareholders from net investment income ..........................                (0.02)                   ---
                                                                                               --------               --------
Net decrease in net asset value ..................................................             $  (2.81)              $  (0.22)
                                                                                               --------               --------
Net asset value, end of period ...................................................             $   8.47               $  11.28
                                                                                               ========               ========
Total return * ...................................................................              (24.78%)                 (1.91%)
Ratio of net operating expenses to average net assets ............................                2.28% ***               2.25%**
Ratio of net investment income (loss) to average net assets ......................               (0.14%)***               0.92%**
Portfolio turnover rate ..........................................................               53.11%                 108.73%**
Net assets, end of period (in thousands) .........................................             $ 8,397                $ 11,445
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
     Net operating expenses ......................................................                4.21%                   6.57%**
     Net investment loss .........................................................               (2.07%)                 (3.40%)**
Ratios assuming waiver of management fees and assumption of
   expenses by PMC and reduction for fees paid indirectly:
     Net operating expenses ......................................................                2.25%
     Net investment loss .........................................................               (0.11%)


+ The per share data presented above is based upon average shares and average net assets outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Ratios include fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.


PIONEER INDIA FUND
FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING (continued)
For the Year Ended October 31, 1995
and the Period From June 23, 1994 (Commencement Of Operations) to October 31, 1994

                                                                                              YEAR ENDED             YEAR ENDED
                                                                                              OCTOBER 31,            OCTOBER 31,
                                                                                                 1995                   1994+
                                                                                             ------------            -----------

CLASS B
Net asset value, beginning of period .............................................            $   11.24              $    11.50
                                                                                              ---------              ----------
Increase (decrease) from investment operations:
   Net investment loss............................................................            $   (0.07)             $     --
   Net realized and unrealized loss on investments and
     foreign currency related transactions........................................                (2.77)                  (0.26)
                                                                                              ---------              ----------
     Total decrease from investment operations                                                $   (2.84)             $    (0.26)
Distribution to shareholders from net investment income ..........................                (0.01)                   --
                                                                                              ---------              ----------
Net decrease in net asset value ..................................................            $   (2.85)             $    (0.26)
                                                                                              ---------              ----------
Net asset value, end of period ...................................................            $    8.39              $    11.24
                                                                                              =========              ==========
Total return * ...................................................................               (25.31%)                 (2.26%)
Ratio of net operating expenses to average net assets ............................                 3.01% ***               3.21% **
Ratio of net investment loss to average net assets ...............................                (0.86%)***              (0.01%)**
Porfolio turnover rate                                                                            53.11%                 108.73% **
Net assets, end of period (in thousands)..........................................            $   5,991              $    6,084
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
     Net operating expenses.......................................................                 4.91%                   7.50% **
     Net investment loss .........................................................                (2.76%)                 (4.28%)**
Ratios assuming waiver of management fees and assumption of
   expenses by PMC and reduction for fees paid indirectly:
     Net operating expenses.......................................................                 2.97%
     Net investment loss..........................................................                (0.82%)

  + The per share data presented above is based upon average shares and average net assets outstanding for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

*** Ratios include fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER INDIA FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

    1. Pioneer India Fund (the Fund) is a Delaware business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing in a portfolio consisting primarily of equity securities of companies in India.
    The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by holders of Class A and Class B shares, respectively.
    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund, among other things, to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
    The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. Security Valuation --- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined by, or under the direction of the Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.
    In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Fund's policy to provide a reserve against net unrealized gains for anticipated capital gains taxes on such securities held by the Fund. During the year ended October 31, 1995, the Fund paid no capital gains taxes on gains realized on the sale of certain foreign securities.
    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.
    The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

    B. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

PIONEER INDIA FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995 (CONTINUED)



    C. Forward Foreign Currency Contracts -- The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 1995, the Fund had no outstanding portfolio hedges.

    D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
    The Fund has reclassified to paid-in capital $65,059 and $64,915 from net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    E. Trust Shares -- The Fund records sales and repurchases of its shares on the trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $21,354 in underwriting commissions on the sale of the Fund's trust shares during the year ended October 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and are in the same amount, except that Class A and Class B shares can bear different transfer agent fee and distribution fees.

    F. Class Allocations -- Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (See Note
3). Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    G. Repurchase Agreements -- The Fund may enter into repurchase agreements. At the time the Fund enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Fund's custodian, or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

    2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.
    PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the

PIONEER INDIA FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995 (CONTINUED)



extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.
    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in accrued expenses is $6,837 in accounting fees payable to PMC at October 31, 1995.
    PMC has appointed ITI Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Funds' Indian investments, PMC relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PMC and the Fund, PMC pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% up to $15,000,000; 0.20% of the next $30,000,000; 0.40% of the next $15,000,000; 0.60% of the excess over $60,000,000.

    3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in accrued expenses is $22,390 in transfer agent fees payable to PSC at October 31, 1995.

    4. The Fund adopted a Plan of Distribution for Class A shares (Class A
Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the daily average net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in accrued expenses is $8,226 in distribution fees payable to PFD at October 31, 1995.
    In addition, Class B shares redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1995, CDSC in the amount of $38,902 was paid to PFD.

    5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1995, fees paid indirectly through such offset arrangements were $5,484.



TAX TREATMENT OF DISTRIBUTIONS
MADE DURING THE YEAR ENDED OCTOBER 31, 1995

    On December 28, 1994, the Fund paid distributions from net investment income to shareholders of record on December 20, 1994 for Class A and Class B shares in the amount of $0.02 and $0.01 per share, respectively. The tax cost of the shares received are $10.21 and $10.18 per share for Class A shares and Class B shares, respectively.

PIONEER INDIA FUND
TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the period ended October 31, 1995 including expenses incurred in attending trustees meetings of approximately $3,700. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At October 31, 1995, the trustees and officers of the Fund owned beneficially 2,652 Class A shares of the Fund (approximately 0.27% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund,owned approximately 15% of the outstanding shares of capital stock at October 31, 1995.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We have audited the accompanying balance sheet of Pioneer India Fund, including the schedule of investments as of October 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer India Fund as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                       ARTHUR ANDERSEN LLP
November 27, 1995

                               PIONEER INDIA FUND
                                60 State Street
                          Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR.
Chairman and President
DAVID D. TRIPPLE
Executive Vice President
JASKARAN S. TEJA
Vice President
NORMAN KURLAND
Vice President
WILLIAM H. KEOUGH
Treasurer
JOSEPH P. BARRI
Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B. W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

SUBADVISER
ITI PIONEER AMC LTD.
Madras, India

CUSTODIAN
BROWN BROTHERS
HARRIMAN &CO.

SHAREHOLDER
SERVICES AND
TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts
02109

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

LEGAL COUNSEL
HALE AND DORR

INDEPENDENT  PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

------------------------------------------------------------------
  Please call Pioneer for information on:
  Existing accounts, new accounts, prospectuses,
  applications, and service forms................ 1-800-225-6292
  Fund yields and prices......................... 1-800-225-4321
  Toll-free fax.................................. 1-800-225-4240
  Retirement plans............................... 1-800-622-0176
  Telecommunications Device for the Deaf (TDD)... 1-800-225-1997
------------------------------------------------------------------

    When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

   1295-2924
   [COPYRIGHT] Pioneer Funds Distributor, Inc.